Change in Accounting Estimate	12 Months Ended
Dec. 31, 2017
Disclosure Of Changes In Accounting Estimates [Abstract]
Change in Accounting Estimate
4.	CHANGE IN ACCOUNTING ESTIMATE

During the year ended December 31, 2016, the Corporation determined that it was necessary to accelerate the amortization of the Full Tilt software no longer used as a result of the previously announced migration of the Full Tilt brand and players to the PokerStars platform reducing the remaining life from 39 to 24 months. Although the software will no longer be used, the Corporation determined that there is value in preventing its use by others. This change in accounting estimate results in an increase in amortization of intangibles expense from approximately $11.28 million to approximately $18.10 million annually from May 2016 through April 2018.

In connection with the Innova Offering (as defined below in note 12) the Corporation entered into an EBITDA support agreement with Innova Gaming Group Inc. (TSX: IGG) (“Innova”) pursuant to which the Corporation agreed to pay Innova each year until June 30, 2020 a maximum of CDN$2 million per year based on any applicable EBITDA shortfall recognized by Innova in each such year. During the year ended December 31, 2016, Innova informed the Corporation that its EBITDA expectations would result in a shortfall in each of the remaining four years and as a result, the Corporation recorded a provision of $5.33 million, representing the present value of the expected remaining EBITDA support payments. For information regarding the disposition of the Corporation’s ownership in Innova and the corresponding reclassification, see notes 12 and 17.